Alterra Capital Holdings Limited May 2010 Exhibit 99.1

This presentation may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,”
“will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-
looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.
Alterra believes that these factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed;
(3) the effects of emerging claims and coverage issues; (4) changes in general economic conditions, including changes in capital and credit markets; (5) the effect of competition and cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (6) any lowering or loss of financial ratings; (7) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (8) the loss of business provided to Alterra by their major brokers; (9) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (10) tax and regulatory changes and conditions;
(11) the integration of Max and Harbor Point or new business ventures Alterra may enter into; and (12) retention of key personnel, as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent report on Form 10-K and Form 10-Qs filed subsequent to, and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Max Capital Group Ltd. and Harbor Point Limited have merged to form Alterra Capital Holdings Limited. 3

Alterra means “high ground”
We have chosen Alterra as our new brand
name, as we believe the company will be a
provider of superior security for our clients
a market leader at the pinnacle of our industry.

––—

Key Investment Highlights
–
Enhanced market position from merger of equals between Max and Harbor Point
–
Diversified specialty insurance and reinsurance company
–
Established platforms in major global markets – flexibility to optimize portfolio composition
–
Strong and deep management teams with disciplined underwriting track record
–
Strong balance sheet with total assets of $10 billion and equity of $3 billion
–
Strong capital and liquidity position with conservative financial and operating leverage
–
Conservative investment posture with a high quality fixed income portfolio

Name Position
Marty Becker President, Chief Executive Officer, Director
John Berger Chief Executive Officer of Reinsurance, Vice Chairman of Board
Peter Minton Chief Operating Officer
Joe Roberts Chief Financial Officer
Andrew Cook Chief Integration Officer and EVP, Global Development
Carol Rivers General Counsel and Secretary
Angelo Guagliano Chief Executive Officer, Insurance
David Kalainoff Chief Underwriting Officer, U.S. Reinsurance
Adam Mullan Chief Executive Officer, Max at Lloyd’s
Wayne Paglieri Chief Operating Officer, Reinsurance
Greg Richardson Chief Underwriting Officer, Bermuda Reinsurance
Steve Vaccaro Chief Executive Officer, Max Specialty
Tom Wafer President, U.S. Reinsurance

Strong Management With Deep Experience

–
Combination provides greater size and scale
• Enhances valuation and ratings profile
• Provides greater financial flexibility
–
Enhanced position with clients and brokers
–
Platform / underwriters are in place
–
Ability to more efficiently manage capital
• Excess capital to support underwriting
opportunities or return to shareholders
____________________
(1) Pro forma for amalgamation of Max and Harbor Point, including estimated purchase accounting adjustments and the impact of expected special dividend of
~$304 million ($2.50 per share).
(2) Shareholders’ equity at 12/31/09.
Shareholders’ Equity (3/31/10)
($ in billions)
(1)
$2.1
$1.9
$1.6
$1.6
$1.6
$1.5
(2)
$1.4
$7.4
$6.0
$5.4
$4.4
$4.0
$3.8
$3.8
$3.3
$3.1
$3.0
$2.8
$0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0
PRE
RE
AXS
ACGL
TRH
RNR
VR
AWH
AHL
ENH
PTP
Harbor Point
MRH
AGII
MXGL
Ariel
FSR
Combination Enhances Market Profile

Local Knowledge Global Reach
Established Platforms Worldwide
Reinsurance Insurance Lloyd’s U.S. Specialty Insurance
Major
Classes
– Agriculture
– Aviation
– General casualty
–
Life and annuity
–
Marine and energy
– Medical malpractice
– Professional liability
– Property
–
Surety, credit & political risk
– Whole accoun t
– Workers’ comp
– Aviation
– Excess liability
– Professional liability
–
Property
– Financial institutions
– International casualty
treaty reinsurance
– Personal accident
–
Professional liability
–
Property
– General liability
– Marine
– Miscellaneous
professional liability
–
Property
Operating
Regions
– Australia
– Canada
–
European Union
–
Japan
– Latin America
– New Zealand
–
United States
– European Union
– United States
– Denmark
– Japan
–
Latin America
–
United Kingdom
– United States
Offices
– Bermud a
– Bogotá
–
Dublin
– London
– New Jersey
– Bermuda
– Dublin
–
Hamburg
– Copenhagen
– Leeds
–
London
– Rio de Janeiro
– Tokyo
– Atlanta
– Dallas
–
Los Angeles
– New York
– Philadelphia
– Richmond
–
San Francisco

Strong Financial Profile
____________________
Note: Pro forma for the amalgamation of Max and Harbor Point, including estimated purchase accounting adjustments.
(1) Reflects the impact of expected special dividend of ~$304 million ($2.50 per share) and transaction-related amalgamation costs.
2009 Q1 2010
Q1 2010
Post Dividend
(1)
Gross Premiums Written $1,946.4 $676.8 $676.8
Net Premiums Written $1,496.4 $517.4 $517.4
Operating Income $393.0 $67.5 $64.5
Net Income $429.4 $61.2 $58.2
Shareholders’ Equity $3,202.6 $3,287.5 $2,958.4
Operating ROE 13.3% 8.3% 8.9%
Combined Ratio 85.0% 92.1% 92.1%
Diluted Book Value Per Share $26.86 $27.28 $24.32
($ in millions)

Max Capital – Global Specialty Underwriter
–
Global underwriter of specialty insurance
and reinsurance
• Multiple operating platforms
• Diversified business profile across
specialty classes of business
–
Opportunistic and disciplined underwriting
strategy
• Analytical and quantitative
underwriting orientation
• 5 year average combined ratio of 92%
• Generates more stable underwriting
results and ROE
–
Strong balance sheet with conservative
reserving track record
–
High quality investment portfolio reflects
traditional underwriting base
2009 GPW: $1,375 million
U.S. Specialty
Lloyd’s
Life & Annuity
3%
9%
21%
31%
36%
Reinsurance
Insurance
2009 Q1 2010
Net Premiums Written $894.5 $217.9
Combined Ratio
88.1% 90.5%
Cash and Investments  $5,259.1 $5,344.6
Shareholders' Equity  $1,564.6 $1,613.1
Tangible Equity  $1,515.9 $1,564.4
Net Operating Income $208.9 $40.7
Annualized ROE (operating) 14.7% 10.2%

2009 Q1 2010
Net Premiums Written $601.9 $299.5
Combined Ratio
80.6% 94.3%
Cash and Investments  $2,585.0 $2,685.2
Shareholders' Equity  $1,889.7 $1,926.1
Tangible Equity  $1,631.8 $1,668.1
Net Operating Income $184.1 $26.9
Annualized ROE (operating) 10.3% 5.6%
Harbor Point – "Best in Class" Reinsurance
Franchise
–
Formed in 2005 with "A" A.M. Best rating
• No legacy exposures
–
Longstanding franchise led by John Berger
• Chubb Re management team and
book of business
–
Diversified reinsurer with an excellent
track record
–
Strong and experienced Board
• Michael O’Reilly, formerly Vice
Chairman & CFO of The Chubb
Corporation, is Chairman of Alterra
–
Sophisticated, knowledgeable shareholder
group
• Stone Point Capital and The Chubb
Corporation are largest investors
Casualty
Property
Specialty
2009 GPW: $608 million
49%
36%
15%

30%
4%
2%
15%
3%
21%
3%
6%
5%
5%
1%
5%
Diversified Portfolio of Business
Global Platform… …Across Lines of Business
____________________
Note: Before intercompany eliminations of gross premiums written of approximately $36 million.
78%
6%
16%
55%
22%
14%
2%
7%
2009 GPW  = $1,983 million
North America
Europe
Other
Insurance
Reinsurance
U.S. Specialty
Lloyd’s
Life & Annuity
Other Short-Tail Agriculture
Marine & Energy
Property
Aviation
Auto
Professional Liability
Medical Malpractice
General Casualty
Workers ’
Comp / Clash
Life
Other Long-Tail
Short-Tail Long-Tail

Strong Q1 2010 Results
Max Capital Harbor Point
–
Q1 2010 catastrophe losses of $9.6 million
• < 1% of shareholders’ equity
• 5 points on combined ratio
–
Q1 2010 catastrophe losses of $35 million
• < 2% of shareholders’ equity
• 24 points on combined ratio
($ in millions)
First Quarter
2009 2010
Gross Premiums Written $434.3 $371.1
Net Premiums Written $269.9 $217.9
Net Investment Income $40.5 $48.4
Operating Income $46.9 $40.7
Annualized Operating ROE 14.8% 10.2%
Combined Ratio 89.7% 90.5%
First Quarter
($ in millions)
2009 2010
Gross Premiums Written $228.5 $306.6
Net Premiums Written $224.4 $299.5
Net Investment Income $18.7 $16.5
Operating Income $40.8 $26.9
Annualized Operating ROE 9.5% 5.6%
Combined Ratio 82.0% 94.3%

Conservative Operating Leverage
–
Strong operational flexibility, well positioned to support opportunistic growth over time
($ in millions)
vs. 0.62x average for peer group
____________________
Note: Pro forma for the amalgamation of Max and Harbor Point, including estimated purchase accounting adjustments.
(1) Reflects the impact of expected special dividend of ~$304 million ($2.50 per share) and transaction-related amalgamation costs.
2009 Q1 2010
Q1 2010
Post Dividend
(1)
Gross Premiums Written $1,946.4 $676.8 $676.8
Net Premiums Written $1,496.4 $517.4 $517.4
Retention 76.9% 76.4% 76.4%
Shareholders' Equity $3,202.6 $3,287.5 $2,958.4
Net Operating Income $393.0 $67.5 $64.5
Combined Ratio 85.0% 92.1% 92.1%
2009 NPW / Equity 0.47x 0.46x 0.51x

Strong Financial Position
–
Well-positioned balance sheet with conservative financial leverage
($ in millions)
vs. 17.4% average for peer group
____________________
Note: Pro forma for the amalgamation of Max and Harbor Point, including estimated purchase accounting adjustments.
(1) Reflects the impact of expected special dividend of ~$304 million ($2.50 per share) and transaction-related amalgamation costs.
2009 Q1 2010
Q1 2010
Post Dividend
(1)
Cash and Investments $7,844.1 $8,029.7 $7,725.6
Loss & LAE Reserves $5,222.1 $5,248.5 $5,248.5
Debt $290.5 $290.5 $290.5
Shareholders' Equity $3,202.6 $3,287.5 $2,958.4
Total Debt / Capitalization 8.3% 8.1% 8.9%

Strong Liquidity and Credit Ratings
–
Credit facility with $200 million of additional borrowing capacity
• $200 million currently drawn under credit facility due June 2012
–
Only other debt maturity is $90.5 million of senior notes due April 2017
–
Strong credit ratings:
Moody's S&P Fitch AM Best
Senior Unsecured Rating Baa2 BBB BBB+ bbb
Financial Strength Rating A3 A- A- A
Outlook Stable Stable Stable Stable

Capitalization Profile
As of March 31, 2010
($ in millions)
Actual
Dividend /
Transaction
Costs
(1)
Post Dividend
(1)
Senior notes due April 2017
$90.5
$90.5
Bank debt
200.0
200.0
Total debt  $290.5  $290.5
Shareholders' equity  $3,287.5 ($329.1) $2,958.4
Total capitalization  $3,578.0  $3,248.9
Debt / total capitalization  8.1% 8.9%
____________________
Note: Pro forma for the amalgamation of Max and Harbor Point, including estimated purchase accounting adjustments.
(1) Reflects the impact of expected special dividend of ~$304 million ($2.50 per share) and transaction-related amalgamation costs.

Investment Portfolio Highlights
– High quality, liquid portfolio with 94.1% allocated to cash and fixed maturities
• Cash balance of $1,294.1 million (16.1% of portfolio) as of March 31, 2010
– High quality fixed income portfolio with an average rating of “AA”
• 68% in cash and short-term investments, U.S. government and agencies, and
AAA securities
• Average duration of 3.8 years
– Minimal exposure to selected asset classes
• CMBS of $354.0 million (4.4% of portfolio) – average rating of Aa2/AA
• ABS of $99.7 million (1.2% of portfolio)
• RMBS of $1,163.0 million (14.5% of portfolio) – 89% agency-backed
• No CDO’s, CLO’s, SIV’s or other highly structured securities
____________________
Note: Does not reflect the impact of expected special dividend of ~$304 million ($2.50 per share) and transaction-related amalgamation costs.

6%
16%
12%
8%
37%
14%
4%
1%
2%
Conservative Investment Posture
____________________
Note: Does not reflect the impact of expected special dividend of ~$304 million ($2.50 per share) and transaction-related amalgamation costs.
As of March 31, 2010
Portfolio
Composition
Cash and Fixed Income Portfolio by
Rating
$7.6 billion $8.0 billion
17%
18%
33%
8%
18%
3%
3%
U.S. Gov’t and
Agencies
Cash and Short-
Term Investments
AAA
AA
A
BBB
BB or Lower
Cash / Short Term
U.S. Gov’t and
Agencies
Other
Investments
Non-U.S. Gov’t
Corporate
Securities
Municipal
Securities
ABS
RMBS
CMBS
Cash / Short Term Fixed Income Other Investments

Key Investment Highlights
–
Enhanced market position from merger of equals between Max and Harbor Point
–
Diversified specialty insurance and reinsurance company
–
Established platforms in major global markets – flexibility to optimize portfolio composition
–
Strong and deep management teams with disciplined underwriting track record
–
Strong balance sheet with total assets of $10 billion and equity of $3 billion
–
Strong capital and liquidity position with conservative financial and operating leverage
–
Conservative investment posture with a high quality fixed income portfolio

21 Appendix

$299.5
$642.6
$672.5
$511.7
$607.5
$306.6
$601.9
$506.8
$567.9
$590.4
$0
$100
$200
$300
$400
$500
$600
$700
2006 2007 2008 2009 Q1 2010
36%
49%
15%
63.7%
49.1%
38.7%
33.3%
36.3%
30.6%
44.3%
69.9%
47.3% 43.7%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2006 2007 2008 2009 Q1 2010
86.0%
92.8%
103.2%
94.3%
80.6%
$1,926.1
$1,889.7
$1,691.5
$1,579.0
$1,461.9
$0
$400
$800
$1,200
$1,600
$2,000
2006 2007 2008 2009 Q1 2010
Harbor Point – Financial Highlights
2009 Gross Premiums Written Premiums Written ($ in millions)
Combined Ratio Shareholders’ Equity ($ in millions)
Casualty
Property
Specialty
NPW GPW
Loss & LAE Ratio Expense Ratio
Total = $608 million

Harbor Point Has A Well-Diversified
Portfolio of Business
Property
2009 GPW: $221 million
Casualty Specialty Total
2009 GPW: $296 million 2009 GPW: $91 million 2009 GPW: $608 million
15%
36%
49%
75%
20%
5%
86%
14%
23%
31%
4%
16%
26%
Quota
Share
Per Risk
Catastrophe
Excess of Loss
Crop
Quota Share
Marine/Energy
Credit
Multi-line
Aviation
Property
Casualty
Specialty
$102.1
$295.9
$246.6
$282.3
$296.3
$0
$100
$200
$300
$400
2006 2007 2008 2009 Q1
2010
$110.2
$90.8
$39.8
$76.8
$126.0
$0
$100
$200
$300
$400
2006 2007 2008 2009 Q1
2010
$306.6
$607.5
$511.7
$672.5
$642.6
$0
$200
$400
$600
$800
2006 2007 2008 2009 Q1
2010
$220.4
$313.4
$225.3
$220.9
$94.3
$0
$100
$200
$300
$400
2006 2007 2008 2009 Q1
2010

Max – Financial Highlights
2009 Gross Premiums Written Premiums Written ($ in millions)
Combined Ratio Shareholders’ Equity ($ in millions)
Total = $1,375 million
U.S. Specialty
Max at Lloyd’s
Life & Annuity
Reinsurance
Insurance
Reinsurance
$1,613.1
$1,564.6
$1,280.3
$1,583.9
$1,390.1
$0
$400
$800
$1,200
$1,600
$2,000
2006 2007 2008 2009 Q1 2010
$217.9
$865.2
$1,078.3
$1,254.3
$1,375.0
$371.1
$634.7
$796.6
$840.2
$894.5
$0
$300
$600
$900
$1,200
$1,500
2006 2007 2008 2009 Q1 2010
NPW GPW
64.6%
18.7%
24.2%
23.0%
25.7%
25.9%
62.4%
68.9%
64.0%
67.7%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2006 2007 2008 2009 Q1 2010
88.2%
86.4%
91.9%
88.1%
90.5%
21%
9%
3%
31%
36%
Loss & LAE Ratio Expense Ratio

Max Has a Strong Market Position in
Specialty Classes …
Insurance
(31% of 2009 GPW)
Reinsurance
(36% of 2009 GPW)
2009 GPW: $428 million 2009 GPW: $489 million
16%
27%
42%
15%
Professional
Liability
Property
Excess
Liability
Aviation
General Casualty
Property
Aviation
Workers Comp.
Professional Liability
Other
Med. Mal.
Marine &
Energy
Agriculture
17%
7%
6%
4%
14%
15%
18%
16%
3%
$66.4
$427.8
$389.4
$382.9
$396.6
$0
$100
$200
$300
$400
$500
2006 2007 2008 2009 Q1 2010
$154.9
$489.0
$419.5
$345.2
$423.6
$0
$100
$200
$300
$400
$500
2006 2007 2008 2009 Q1 2010

…With an Attractive Position in the U.S.
Market and Lloyd’s
– Launched in 2007
– Nationwide niche E&S writer
• 91% non-admitted
– 2009 combined ratio = 99.5%
– Acquired in November 2008
– Insurance and reinsurance
– 3 syndicates under management
– 2009 combined ratio = 86.3%
U.S. Specialty
(21% of 2009 GPW)
Max at Lloyd’s
(9% of 2009 GPW)
2009 GPW: $285 million 2009 GPW: $129 million
18%
2%
18%
15%
47%
31%
21%
1%
47%
Professional Liability
Property
Marine
General
Liability
Property
Aviation
Fin. Institutions
Prof. Liability
Accident
& Health